UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) March 18, 2009

American River Bankshares

(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144

(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California	95670

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 5 Pages
The Index to Exhibits is on Page 4

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d)

(1)   On March 18, 2009, the Registrant appointed Philip A. Wright as a director effective March 18, 2009. Registrant issued a press release dated March 19, 2009 regarding the appointment of Mr. Wright as a director of Registrant, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(2) Not Applicable.

(3) Mr. Wright will serve on the Company’s Finance and Capital Committee and the subsidiary banks Loan Committee.

(4) Not Applicable.

(e)

(2)   On March 18, 2009, the Board of Directors of the registrant, American River Bankshares, approved the Fourth Amendment to the American River Bankshares 2005 Executive Annual Incentive Plan (the “Plan”). The Fourth Amendment modifies Attachment A of the Plan by setting the performance metrics and the weightings for 2009, and Attachment B of the Plan, Funding Thresholds, by adjusting the performance targets based upon the registrants 2009 budget. This amendment should be read in conjunction with the Plan, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on October 27, 2005, the First Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on March 17, 2006, the Second Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on March 23, 2007 and the Third Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on February 22, 2008. The targets for the 2009 performance metrics have been reset to the budget for 2009. In addition the targets for Return on Average Assets, Return on Tangible Equity and Earnings Per Share are calculated on a pre-incentive, after tax basis. The Fourth Amendment sets the performance metrics and the weightings for 2009 for the incentive compensation plan as follows:

The following weightings were assigned to the metrics for the Chief Executive Officer, the Chief Financial Officer, the Chief Credit Officer and the Chief Information Officer based on results of the Company:

Return on Average Assets	20%
Return on Average Tangible Equity	20%
Diluted Earnings Per Share	20%
Core Deposit Growth	10%
Net Loan Growth	10%
Classified Loans to Equity	20%

The following weightings were assigned to the metrics for the Regional Bank President North Coast Bank, a division of American River Bank:

Return on Average Assets of the Company	10%
Return on Average Tangible Equity of the Company	10%
Return on Average Assets of the Regional Bank	40%
Core Deposit Growth of the Regional Bank	10%
Total Loan Growth of the Regional Bank	10%
Classified Loans to Average Loans of the Regional Bank	20%

Item 9.01.   Financial Statements and Exhibits

(a)	Financial Statements

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Shell Company Transactions

Not Applicable.

(d)	Exhibits

(99.1) Press Release dated March 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo

March 19, 2009	Mitchell A. Derenzo, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Press Release dated March 19, 2009	5